SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9th, 2017

Date of Report

(Date of Earliest Event Reported)

GEO RESERVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0986697
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

915 Lafayette Boulevard

Suite C

Fredericksburg, VA 22401

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: 310-888-1870

215 Apolena Avenue

Newport Beach, CA 92662
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement

License Agreement

On September 9th, 2017 , Geo Reserve Corporation (the “Company”) entered into a Joint Development and Strategic Alliance Agreement with Gonzalez Family Office and Associates (“GFO”), pursuant to which the parties agreed to jointly develop oil and gas tax incentive programs (the “Joint Development Agreement”). Pursuant to the Joint Development Agreement, among other things, the Company agreed to reserve an inventory of greater than $100 million worth of assets for the development of tax incentive programs, in amounts to be mutually agreed upon between the parties; GFO agreed to assist the Company in originating, structuring, developing and managing tax incentive programs; the Company agreed to locate and evaluate oil and gas properties and develop project packages for the exploitation of said properties; and the parties further agreed to jointly develop opportunities that will enable GFO to pass-through tax benefits to its clientele.

The tax programs will be structured in the form of limited liability companies (“LLCs”), wherein the GFO clients shall own membership interests together with the parties herein. The LLCs shall be designed to allow for flow through of tax credits to the GFO clientele, with tax deductions to be allocated first to the clientele, up to one hundred (100%) of their basis. Profits for each LLC shall be allocated as follows:

•	Seventy five (75%) percent to the clientele until such time as the investor receives one hundred (100%) of their invested capital, and the remaining 25% to the Company.
•	Subsequent to clientele receiving 100% of the capital, profits will be split 50% clientele, 50% to the Company.

The above summary of certain terms and conditions of the Joint Development Agreement does not purport to be complete and is qualified in its entirety by reference to the Joint Development Agreement.

A copy of the Joint Development Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

10.1	Joint Development Agreement dated September 9th, 2017 by and among the Company and GFO

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEO RESERVE CORP.

Dated: September 9th, 2017	By:	/s/ Hector Hernandez
President and Chief Operating Officer

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